SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 30, 2006

SIMMONS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-124138	20-0646221

(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800
Atlanta, Georgia	30328-6188

(Address of Principal Executive Offices)	(Zip Code)

770-512-7700
(Registrant’s Telephone Number, Including Area Code)

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Per-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 29, 2006, Simmons Company’s indirect subsidiary, Simmons Bedding Company (“Simmons Bedding”) and certain of its affiliates, completed the sale of its Sleep Country USA, Inc. to an affiliate of ST San Diego, LLC.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits
99.1	Press Release dated August 30, 2006 announcing the completion of the Company’s sale of Sleep Country USA.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

SIMMONS COMPANY

By:  /s/ William S. Creekmuir
William S. Creekmuir
Executive Vice President and Chief Financial Officer

Date: August 31, 2006

EXHIBIT INDEX

Exhibit
Number  Exhibit Name
99.1 Press Release dated August 30, 2006 announcing the completion of the Company’s sale of Sleep Country USA.